SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                                      FORM 8-K


                                   CURRENT REPORT
                          Pursuant to Section 13 or 15(d) of
                        The Securities and Exchange Act of 1934


                   Date of Report (Date of earliest event reported)
                                 December 29, 2006


                                     CALBATECH
                 (Name of Small Business issuer in its charter)

Nevada                                 000-33039            86-0932112
(State or other jurisdiction of      (Commission           (IRS Employer
incorporation or organization)         File No.)          Identification No.)


                            15375 Barranca Parkway, I-101
                                  Irvine, CA 92618
         (Address of principal executive offices including zip code)

                                   (949) 450-9910
             (Registrant's telephone number including area code)

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On December 29, 2006, the Company notified De Joya Griffith & Company, LLC ("De Joya") that it was dismissing De Joya as the Company's independent accountant. On January 3, 2007, the Company engaged Turner, Jones and Associates, PLLC ("Turner"). De Joya's reports on the financial statements for the years ended December 31, 2005 and 2004 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. The decision to change its certifying accountant was approved by the Company's Board of Directors. During the years ended December 31, 2005 and 2004, and the period ending September 30, 2006, the Company has not had any disagreements with De Joya on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. The Company has not consulted Turner previously.

     De Joya's letter, which is required pursuant to Item 304(a)(3) of Regulation S-B, is attached.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.                     Description

16       Letter from De Joya Griffith & Company, LLC, Certified
         Public Accountants to the Commission, dated January 8, 2007.

                                 SIGNATURES

     Pursuant of the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 8, 2007                 CalbaTech, Inc.

                                       /s/ James DeOlden
                                       James DeOlden
                                       Chief Executive Officer

                LETTER FROM DE JOYA GRIFFITH & COMPANY, LLC
                        CERTIFIED PUBLIC ACCOUNTANTS




                       DE JOYA GRIFFITH & COMPANY, LLC
                        CERTIFIED PUBLIC ACCOUNTANTS
                              HENDERSON, NEVADA



                                                               January 8, 2007

                       Securities and Exchange Commission
                             Washington, DC  20549

Re:   CalbaTech, Inc.
File  No. 000-33039

Dear Sir or Madam:

     We have read Item 4 of the Form 8-K of CalbaTech, Inc. dated
January 8, 2007 and agree with the statements relating only to De
Joya Griffith & Company, LLC, Certified Public Accountants, contained therein.


/s/ De Joya Griffith & Company, LLC
De Joya Griffith & Company, LLC
CERTIFIED PUBLIC ACCOUNTANTS